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                                                                      EXHIBIT 24

                            COLE NATIONAL GROUP, INC.

                               POWER OF ATTORNEY

     Each of the undersigned officers and/or directors of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Thomas T.S. Kaung, Joseph Gaglioti, Tracy L. Burmeister and Leslie D. Dunn, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended February 2, 2002, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of
the    day of April, 2002.

/s/ Jeffrey A. Cole                         /s/ Larry Pollock
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Jeffrey A. Cole, Director and Principal     Larry Pollock, Director
Executive Officer

/s/ Timothy F. Finley                       /s/Irwin N. Gold
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Timothy F. Finley, Director                 Irwin N. Gold, Director

/s/ Melchert Frans Groot                    /s/ Peter V. Handal
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Melchert Frans Groot, Director              Peter V. Handal, Director

/s/ Charles A. Ratner                       /s/ Walter J. Salmon
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Charles A. Ratner, Director                 Walter J. Salmon, Director

/s/ Thomas T.S. Kaung                       /s/ Tracy L. Burmeister
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Thomas T.S. Kaung, Principal                Tracy L. Burmeister
Financial Officer                           Principal Accounting Officer